BRITISH COLUMBIA

Number: BC1288621

CERTIFICATE OF AMALGAMATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that 1277233 B.C. LTD., incorporation number BC1277233, and VERANO HOLDINGS CORP., incorporation number C1286039 were amalgamated as one company under the name VERANO HOLDINGS CORP. on February 11, 2021 at 01:14 PM Pacific Time.

Issued under my hand at Victoria, British Columbia On February 11, 2021

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE

BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: February 11, 2021 01:14 PM Pacific Time

Incorporation Number:
BC128862
1

NOTICE OF ARTICLES

Name of Company:

VERANO HOLDINGS CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	**Delivery Address:**
2900 - 550 BURRARD STREET	2900 - 550 BURRARD STREET
VANCOUVER BC V6C 0A3	VANCOUVER BC V6C 0A3
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	**Delivery Address:**
2900 - 550 BURRARD STREET	2900 - 550 BURRARD STREET
VANCOUVER BC V6C 0A3	VANCOUVER BC V6C 0A3
CANADA	CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Archos, George P.

Mailing Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Delivery Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Last Name, First Name, Middle Name: Smullen, R. Michael

Mailing Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Delivery Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Last Name, First Name, Middle Name: Brown, Edward

Mailing Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Delivery Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Last Name, First Name, Middle Name: Nunez, Cristina

Mailing Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

Delivery Address:
415 NORTH DEARBORN STREET, 4TH FLOOR
CHICAGO IL 60654
UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Class A subordinate voting Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Class B proportionate voting Shares	Without Par Value With Special Rights or

Restrictions attached

Incorporation Number **BC1288621**

Translation of Name (if any) __________

PROVINCE OF BRITISH COLUMBIA

BUSINESS CORPORATIONS ACT

ARTICLES

OF

VERANO HOLDINGS CORP.

Fasken Martineau DuMoulin LLP
Barristers & Solicitors
Canada